UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08021

Azzad Funds

(Exact name of registrant as specified in charter)

3141 Fairview Park Drive, Suite 460

Falls Church, VA 22042

(Address of principal executive offices)

(Zip code)

Bashar Qasem

3141 Fairview Park Drive

Suite 460

Falls Church, VA 22042

(Name and address of agent for service)

With copies to:

Zuhair Nubani

Nubani & Associates

30 N. LaSalle Street

Suite 1210

Chicago, IL 60602

Registrant's telephone number, including area code: (703) 207-7005

Date of fiscal year end: June 30

Date of reporting period: June 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Azzad Funds

ANNUAL REPORT

June 30, 2006

AZZAD FUNDS

8000 Town Centre Drive •  Suite 400  •  Broadview Heights, Ohio 44147

888-350-3369 or 440-922-0066

•    •  www.azzadfund.com

Azzad Asset Management, Inc. • Advisor to the Azzad Funds

AZZAD ETHICAL INCOME FUND

MANAGERS COMMENTARY

JUNE 30, 2006

During the twelve months ended June 30, 2006, the Azzad Ethical Income Fund returned 3.18%.  The fund’s performance was led by its holdings in the Materials, Industrials and Energy sector which were up 31.06%, 30.21% and 17.82% respectively.

Continuing rising demand for oil and commodities coupled with increasing geopolitical uncertainty saw an uptrend in prices generating investor interest for stocks in materials and energy sectors. In the materials sector, the fund’s performance was led by Nucor Corp (up 146.15%) given the increasing prices and strong demand for steel. Merger news of Mittal Steel and Arcelor also generated significant interest in this sector. While being underweight industrials hurt returns versus the benchmark, this was offset by stock selection with FedEx Corp up 44.74% followed by Ingersoll-Rand up 21.81%. XTO Energy (up 33.87%) led the performance in the energy sector.

In the second quarter of 2006, the stock market had its worst correction in three years. U.S. equities began and ended the quarter on a positive note, but in between, during a five-week period from early May to mid June, the Dow and the S&P 500 both lost about 8%, while the Nasdaq and S&P MidCap and SmallCap indexes lost about 13%. As investors retreated from risk, Treasury bonds rallied, and the yield on the 10-year Treasury got back under 5% for a while in early June. The markets’ gyrations in the quarter reflected changing views on the economy; early in the quarter, signs of strong growth and reports of healthy first-quarter profit growth were good for stocks but had bond investors worried about inflation. Suspicion that the Bernanke Fed might be soft on inflation added to this concern. The Fed began to talk tough on inflation at the time of the May FOMC meeting, which was just about when stocks peaked. Equity investors started worrying that the Fed would go too far in its tightening program and drive the economy into recession. This sent stocks down to the point where they had given back all of the first quarter’s gains before recovering a bit. As stocks recovered, bonds gave back their gains.

On the next-to-last day of the quarter, the Fed announced the 17th 25-basis-point rate hike of the current tightening cycle, to 5.25%. This move was no surprise to investors, although as the FOMC meeting grew close, there seemed to be a small chance that the Fed might go for a 50 basis point hike – though that would have entailed giving more of a shock to the securities markets than Fed has been wont to do recently. The post-meeting statement added some positive momentum to the stock market as the quarter was winding down. The statement

AZZAD ETHICAL INCOME FUND

MANAGERS COMMENTARY (CONTINUED)

JUNE 30, 2006

acknowledged that economic growth was moderating and this slowdown could limit inflation pressures, although inflation risks remain. This gave some reassurance to equity investors that the Fed was on the alert for signs that the slowdown might overshoot the desired soft landing and that the end to this tightening program might be in the not-too-distant future. Bond investors also took the statement, which concluded that future policy action – or inaction— would depend on what incoming data showed about growth and inflation, in a positive light.

By quarter’s end, stocks got back much of what they lost in their earlier retreat. The Dow in fact closed up for the quarter, with a total return approaching 1.0%. The S&P 500 didn’t make it back into the black, but its loss of 1.4% for the quarter represents a good recovery from its low and was enough to keep it in positive territory (+2.7%) for the year to date. Investors’ risk aversion took a greater toll on NASDAQ (-7.0%) and the S&P MidCap (-3.1%) and SmallCap (-4.6%) indices in the quarter. NASDAQ’s loss in Q2 was enough to put it in the red for the six months (-1.1%), while the MidCap 400 (4.2%) and SmallCap 600 (7.7%) returned more than the S&P 500 for the first half of the year. Foreign stocks overall proved to be rewarding for U.S. investors in Q2, as they were in the first quarter. In local terms, the MSCI World ex U.S. index lost 4.3% in the quarter, but the depreciation of the dollar converted that to a 0.7% positive return in dollar terms. (Against a weighted average of currencies in the MSCI developed markets ex U.S. index, the dollar lost nearly 5% in Q2, although it bounced off its lows during June.) European markets overall outperformed the U.S. in dollars in the quarter while Pacific markets lagged, with Japan losing 4.6%

In a change from the first quarter, bonds outperformed stocks in the second quarter, with the Lehman U.S. Aggregate bond index off by 0.1% for the latest three months. The Treasury yield curve started the second quarter just about flat between two- and 10-year maturities and ended the quarter the same way. The whole curve between those maturities shifting higher by about 30 basis points, which put the yield on the 10-year T-bond at 5.14% on June 30. The yield on the 90-day T-bill rose 40 basis points in the quarter to 5.0%. For the Lehman Aggregate, coupon income just about offset the quarter’s price decline. The risk aversion that affected the stock market resulted in corporate spreads widening; corporate bonds lost 0.4% for the quarter, with the loss increasing as quality declined. Agencies and asset-backed securities did better than the overall index, while Treasury and mortgage-backed issues performed in line.

Investor concerns that inflation pressures are growing has some basis in fact. Surging commodities prices had been a source of concern for some time. Before peaking in early May, copper prices had tripled over the prior 12 months and gold had increased 66%. More visible to consumers was the 40% jump in oil prices over the period. Unlike copper, gold and the commodities futures index, oil ended the quarter higher than it was in May, and in early July hit a new all-time high of $75.19. Import prices even outside of energy have been edging higher, with the weak dollar probably a factor. In addition, Labor Department reports show a modest acceleration in wage growth so far this year. More significant to the Fed, it looks like consumers are feeling the impact of these increases. Overall inflation as measured by the PCE deflator jumped 3.3% for the 12 months through May; the impact has also trickled down to the core (ex food and energy) deflator, which has increased 2.1% over the past year, above the Fed’s comfort level. Even if investors don’t like higher interest rates, they ought to be reassured that the Fed is addressing the uptrend in inflation. (We don’t want to ignore the good news on inflation: productivity growth continues at a healthy pace, increasing at a 3.7% annual rate in the nonfarm business sector in the first quarter.)

GDP increased at an above-trend 5.6% annual rate in the first quarter, but second-quarter growth was probably a good deal slower. One indication of this is a slowdown in employment growth, which averaged 125,000 per month in the three months through May compared to about 165,000 per month in the prior three months and for all of 2006. Considering the bite that energy prices are taking out of household budgets, it isn’t surprising that retail sales growth appears to be slowing a bit, although U.S. consumers have done a remarkable job in sustaining robust levels of spending. The manufacturing sector started the second quarter with a strong showing in April, but seems to have softened a bit since then. Industrial production was down in May, and the Institute of Supply Management’s June surveys indicated a decelerating rate of growth in both manufacturing and service industries. One positive sign for manufacturing is that outside of transportation, new orders continue to look strong. Also positive for the economy and the stock market is that any slowdown in the economy has not yet had much effect on corporate profits. Government data showed first-quarter pretax profits from current production up 28% from a year earlier. Wall

Street is looking for a double-digit increase in profits in Q2, with the growth target higher at the end of the quarter than at the beginning.

If there was a housing bubble, for now it appears to be deflating slowly. In May, new and existing single-family home sales totaled 7% below last summer’s peak, and price appreciation has flattened to single digits from double-digit increases last fall. In May, the supply of existing home sales on the market was the highest in nine years. Housing starts and building permits have also declined from their peak levels, and home building companies have been scaling back on their projections of both production and profits. Late in the second quarter, mortgage rates hit their highest levels in four years, pointing to more slowing in housing, which we believe was one of the main outcomes the Fed was hoping its tightening would achieve. Whether housing is slowing enough to satisfy the Fed could prove to be one of the key determinants of where monetary policy goes from here.

Investment Outlook

Both stocks and bonds ended a lackluster second quarter on a positive note, but there is still a lot of uncertainty about the economy going forward. During the last quarter, investor concern fluctuated between whether the Fed would fail to get inflation under control and whether it would go too far and drive the economy into recession. There were even some whispers about stagflation – the worst of both worlds. The positive tone in the markets around quarter end notwithstanding, we think these uncertainties will be around for a while, and this could make for volatile markets. In the end, however, we expect a favorable outcome of the Fed’s tightening program as the most likely scenario, with a soft landing and easing inflation likely to be in place by the end of this year.

Our forecast calls for the Fed to raise interest rates by another 25 basis points at the August FOMC meeting. We expect this move to be driven by further increases in core inflation as higher commodity prices work through. We would not be surprised to see the core PCE deflator approach a 2.5% year-over-year increase in the current quarter. But we don’t think these higher inflation rates will be long-lived and believe that there is a good chance that the fed funds target will top out at 5.5%. (The short end of the Treasury yield curve, with rates between 5.0% and 5.25% out to one-year maturity, appears to endorse this forecast.) A year from now, we expect that core inflation rates will be moving back towards 2.0%. One risk to our inflation forecast is that oil prices rise significantly from current levels. We did not expect that oil prices would stay so high for so long, and the fact that geopolitical forces play such a large roll in oil prices makes them hard to predict. But we expect that demand for energy and other commodities as well will slow as the global economy slows, and along with reduced liquidity from the central banks, this will figure in easing inflation rates. In addition, the dampening forces of global competition and healthy productivity gains will continue.

We expect that the first quarter was the last quarter of above-trend GDP growth for a while. Growth in the second quarter could dip below 3%, largely on the basis of slower growth in consumer spending. In the second quarter, data on auto sales pointed to weakness in sales of consumer durables in particular. We expect that consumer spending will stay under pressure in the second half of the year. A wave of (upward) resets on adjustable-rate mortgages should add to the constraints on household spending. We also believe that the housing sector detracted from GDP growth in Q2 and that this will continue as higher mortgage rates keep the bubble deflating (but not bursting). We are looking for business spending on equipment and software to continue at a healthy pace, but growth is expected to be slower than the double-digit rate averaged over the last few years. In sum, we look for the incoming economic data to depict enough of a slowdown to make a pause in Fed tightening seem prudent without damaging the Fed’s inflation fighting credentials. We expect that the Fed will stop tightening before pushing the economy to the brink of recession.

Near-term data showing some upticks in inflation pressures could cause interest rates to move higher in the short run. Another Fed rate hike could also nudge rates higher at the short end. We believe however, that before long investors will be anticipating the more modest inflation we expect to be evident by early 2007. There could even be anticipation of some easing by the Fed. In any event, if rates do edge higher in the near term, we expect that yields of longer maturity issues will soon begin to retreat and a year from now will be about where they are today. Our forecast also calls for a bit more widening of corporate spreads – although this will be limited as the worse fears for the economy fade. The end result should be a return for the Lehman Aggregate in the 5%-6% range over the coming 12 months.

Easing fears of significantly higher interest rates will be good for the stock market. After the soaring profits of the past three years, however, investors may find the more subdued prospects for the coming year – a byproduct of slowing economic growth – a little disappointing. That, in turn, could keep the stock market jittery in the near term. We are forecasting that profits over the next 12 months will increase about 8%; once investors adjust to these lower growth rates, which are quite respectable at this stage in the economic cycle, the stock market should resume its uptrend. The stock market’s recovery from its bottom in 2002 has been entirely the result of higher profits, with P/E multiples just about where they were at the low. This low valuation appears to us to reduce the risk that the stock market correction that was evident for part of the second quarter will resume with more power and turn into an outright bear market. Even with P/E multiples holding at current low levels, U.S. stocks should outperform bonds over the coming 12 months. We also see good prospects for international stocks over the next year.

Longer-Term Outlook

Our long-term forecast for the stock market assumes that investors’ conservative attitude toward valuations continues. If this proves out, it will be healthy for the stock market, helping it to avoid dramatic run-ups and subsequent corrections. The U.S. economy is basically sound, in the long run helped by globalization. The increased competition that open markets bring is a challenge for U.S. businesses, but one that they have been meeting by enhancements in productivity. Although the next five years may not be easy, we look for this growing productivity to help keep profits growing steadily, if not at the rates of the recent past. We don’t see the prosperity of U.S. businesses as meaning that high-quality foreign companies can’t experience solid growth as well.

Equity returns over the next five years should top inflation, largely mirroring the growth in corporate profits. Bonds should also provide positive real returns, although we don’t expect them to match what equities provide. But we note that in the second quarter of 2006, bonds did outperform stocks, and there will undoubtedly be periods over the next few years when this happens again. We continue to recommend diversified portfolios for long-term investors. The use of different asset classes (including international, mid-cap and even small-cap U.S. stocks along with bonds and large-cap U.S. stocks) is the prudent course to reduce risk in an uncertain investment environment.

AZZAD ETHICAL MID CAP FUND

MANAGERS COMMENTARY

JUNE 30, 2006

During the twelve months ended June 30, 2006, the Azzad Ethical Mid-Cap Fund returned 11.04%.  The fund’s performance was led by its holdings in the Industrials, Utilities and Information Technology sectors (up 33.53%, 27.11% and 26.86% respectively).

In the industrial sector, the fund’s performance was led by Thomas & Betts Corp, Precision Castparts and J.B Hunt Transportation which returned 81.66%, 53.78% and 30.70% respectively. The transportation industry was particularly strong on the back of increasing demand. MDU Resources with its 32.91% return led the Utilities sector followed by Questar Corp’s 23.67%. Stock selection as well as group overweight contributed to the strong performance from this sector. Information technology returns were hurt to some extent by being underweight the sector; however this was offset partially by stock selection. MEMC Electronics with its 109.03% returns led the sector followed by Lam Research (up 67%) given the strong demand from the semiconductor industry while Western Digital Corp (up 53.21%) benefited from increasing demand for consumer electronics.

In the second quarter of 2006, the stock market had its worst correction in three years. U.S. equities began and ended the quarter on a positive note, but in between, during a five-week period from early May to mid June, the Dow and the S&P 500 both lost about 8%, while the Nasdaq and S&P MidCap and SmallCap indexes lost about 13%. As investors retreated from risk, Treasury bonds rallied, and the yield on the 10-year Treasury got back under 5% for a while in early June. The markets’ gyrations in the quarter reflected changing views on the economy; early in the quarter, signs of strong growth and reports of healthy first-quarter profit growth were good for stocks but had bond investors worried about inflation. Suspicion that the Bernanke Fed might be soft on inflation added to this concern. The Fed began to talk tough on inflation at the time of the May FOMC meeting, which was just about when stocks peaked. Equity investors started worrying that the Fed would go too far in its tightening program and drive the economy into recession. This sent stocks down to the point where they had given back all of the first quarter’s gains before recovering a bit. As stocks recovered, bonds gave back their gains.

On the next-to-last day of the quarter, the Fed announced the 17th 25-basis-point rate hike of the current tightening cycle, to 5.25%. This move was no surprise to investors, although as the FOMC meeting grew close, there seemed to be a small chance that the Fed might go for a 50 basis point hike – though that

AZZAD ETHICAL MID CAP FUND

MANAGERS COMMENTARY (CONTINUED)

JUNE 30, 2006

would have entailed giving more of a shock to the securities markets than Fed has been wont to do recently. The post-meeting statement added some positive momentum to the stock market as the quarter was winding down. The statement acknowledged that economic growth was moderating and this slowdown could limit inflation pressures, although inflation risks remain. This gave some reassurance to equity investors that the Fed was on the alert for signs that the slowdown might overshoot the desired soft landing and that the end to this tightening program might be in the not-too-distant future. Bond investors also took the statement, which concluded that future policy action – or inaction— would depend on what incoming data showed about growth and inflation, in a positive light.

By quarter’s end, stocks got back much of what they lost in their earlier retreat. The Dow in fact closed up for the quarter, with a total return approaching 1.0%. The S&P 500 didn’t make it back into the black, but its loss of 1.4% for the quarter represents a good recovery from its low and was enough to keep it in positive territory (+2.7%) for the year to date. Investors’ risk aversion took a greater toll on NASDAQ (-7.0%) and the S&P MidCap (-3.1%) and SmallCap (-4.6%) indices in the quarter. NASDAQ’s loss in Q2 was enough to put it in the red for the six months (-1.1%), while the MidCap 400 (4.2%) and SmallCap 600 (7.7%) returned more than the S&P 500 for the first half of the year. Foreign stocks overall proved to be rewarding for U.S. investors in Q2, as they were in the first quarter. In local terms, the MSCI World ex U.S. index lost 4.3% in the quarter, but the depreciation of the dollar converted that to a 0.7% positive return in dollar terms. (Against a weighted average of currencies in the MSCI developed markets ex U.S. index, the dollar lost nearly 5% in Q2, although it bounced off its lows during June.) European markets overall outperformed the U.S. in dollars in the quarter while Pacific markets lagged, with Japan losing 4.6%.

In a change from the first quarter, bonds outperformed stocks in the second quarter, with the Lehman U.S. Aggregate bond index off by 0.1% for the latest three months. The Treasury yield curve started the second quarter just about flat between two- and 10-year maturities and ended the quarter the same way. The whole curve between those maturities shifting higher by about 30 basis points, which put the yield on the 10-year T-bond at 5.14% on June 30. The yield on the 90-day T-bill rose 40 basis points in the quarter to 5.0%. For the Lehman Aggregate, coupon income just about offset the quarter’s price decline. The risk aversion that affected the stock market resulted in corporate spreads widening; corporate bonds lost 0.4% for the quarter, with the loss increasing as quality declined. Agencies and asset-backed securities did better than the overall index, while Treasury and mortgage-backed issues performed in line.

Investor concerns that inflation pressures are growing has some basis in fact. Surging commodities prices had been a source of concern for some time. Before peaking in early May, copper prices had tripled over the prior 12 months and gold had increased 66%. More visible to consumers was the 40% jump in oil prices over the period. Unlike copper, gold and the commodities futures index, oil ended the quarter higher than it was in May, and in early July hit a new all-time high of $75.19. Import prices even outside of energy have been edging higher, with the weak dollar probably a factor. In addition, Labor Department reports show a modest acceleration in wage growth so far this year. More significant to the Fed, it looks like consumers are feeling the impact of these increases. Overall inflation as measured by the PCE deflator jumped 3.3% for the 12 months through May; the impact has also trickled down to the core (ex food and energy) deflator, which has increased 2.1% over the past year, above the Fed’s comfort level. Even if investors don’t like higher interest rates, they ought to be reassured that the Fed is addressing the uptrend in inflation. (We don’t want to ignore the good news on inflation: productivity growth continues at a healthy pace, increasing at a 3.7% annual rate in the nonfarm business sector in the first quarter.)

GDP increased at an above-trend 5.6% annual rate in the first quarter, but second-quarter growth was probably a good deal slower. One indication of this is a slowdown in employment growth, which averaged 125,000 per month in the three months through May compared to about 165,000 per month in the prior three months and for all of 2006. Considering the bite that energy prices are taking out of household budgets, it isn’t surprising that retail sales growth appears to be slowing a bit, although U.S. consumers have done a remarkable job in sustaining robust levels of spending. The manufacturing sector started the second quarter with a strong showing in April, but seems to have softened a bit since then. Industrial production was down in May, and the Institute of Supply Management’s June surveys indicated a decelerating rate of growth in both manufacturing and service industries. One positive sign for manufacturing is that outside of transportation, new orders continue to look strong. Also positive for the economy and the stock market is that any slowdown in the economy has not yet had much effect on corporate profits. Government data showed first-

quarter pretax profits from current production up 28% from a year earlier. Wall Street is looking for a double-digit increase in profits in Q2, with the growth target higher at the end of the quarter than at the beginning.

If there was a housing bubble, for now it appears to be deflating slowly. In May, new and existing single-family home sales totaled 7% below last summer’s peak, and price appreciation has flattened to single digits from double-digit increases last fall. In May, the supply of existing home sales on the market was the highest in nine years. Housing starts and building permits have also declined from their peak levels, and home building companies have been scaling back on their projections of both production and profits. Late in the second quarter, mortgage rates hit their highest levels in four years, pointing to more slowing in housing, which we believe was one of the main outcomes the Fed was hoping its tightening would achieve. Whether housing is slowing enough to satisfy the Fed could prove to be one of the key determinants of where monetary policy goes from here.

Investment Outlook

Both stocks and bonds ended a lackluster second quarter on a positive note, but there is still a lot of uncertainty about the economy going forward. During the last quarter, investor concern fluctuated between whether the Fed would fail to get inflation under control and whether it would go too far and drive the economy into recession. There were even some whispers about stagflation – the worst of both worlds. The positive tone in the markets around quarter end notwithstanding, we think these uncertainties will be around for a while, and this could make for volatile markets. In the end, however, we expect a favorable outcome of the Fed’s tightening program as the most likely scenario, with a soft landing and easing inflation likely to be in place by the end of this year.

Our forecast calls for the Fed to raise interest rates by another 25 basis points at the August FOMC meeting. We expect this move to be driven by further increases in core inflation as higher commodity prices work through. We would not be surprised to see the core PCE deflator approach a 2.5% year-over-year increase in the current quarter. But we don’t think these higher inflation rates will be long-lived and believe that there is a good chance that the fed funds target will top out at 5.5%. (The short end of the Treasury yield curve, with rates between 5.0% and 5.25% out to one-year maturity, appears to endorse this forecast.) A year from now, we expect that core inflation rates will be moving back towards 2.0%. One risk to our inflation forecast is that oil prices rise significantly from current levels. We did not expect that oil prices would stay so high for so long, and the fact that geopolitical forces play such a large roll in oil prices makes them hard to predict. But we expect that demand for energy and other commodities as well will slow as the global economy slows, and along with reduced liquidity from the central banks, this will figure in easing inflation rates. In addition, the dampening forces of global competition and healthy productivity gains will continue.

We expect that the first quarter was the last quarter of above-trend GDP growth for a while. Growth in the second quarter could dip below 3%, largely on the basis of slower growth in consumer spending. In the second quarter, data on auto sales pointed to weakness in sales of consumer durables in particular. We expect that consumer spending will stay under pressure in the second half of the year. A wave of (upward) resets on adjustable-rate mortgages should add to the constraints on household spending. We also believe that the housing sector detracted from GDP growth in Q2 and that this will continue as higher mortgage rates keep the bubble deflating (but not bursting). We are looking for business spending on equipment and software to continue at a healthy pace, but growth is expected to be slower than the double-digit rate averaged over the last few years. In sum, we look for the incoming economic data to depict enough of a slowdown to make a pause in Fed tightening seem prudent without damaging the Fed’s inflation fighting credentials. We expect that the Fed will stop tightening before pushing the economy to the brink of recession.

Near-term data showing some upticks in inflation pressures could cause interest rates to move higher in the short run. Another Fed rate hike could also nudge rates higher at the short end. We believe however, that before long investors will be anticipating the more modest inflation we expect to be evident by early 2007. There could even be anticipation of some easing by the Fed. In any event, if rates do edge higher in the near term, we expect that yields of longer maturity issues will soon begin to retreat and a year from now will be about where they are today. Our forecast also calls for a bit more widening of corporate spreads – although this will be limited as the worse fears for the economy fade. The end result should be a return for the Lehman Aggregate in the 5%-6% range over the coming 12 months.

Easing fears of significantly higher interest rates will be good for the stock market. After the soaring profits of the past three years, however, investors may find the more subdued prospects for the coming year – a byproduct of slowing economic growth – a little disappointing. That, in turn, could keep the stock market jittery in the near term. We are forecasting that profits over the next 12 months will increase about 8%; once investors adjust to these lower growth rates, which are quite respectable at this stage in the economic cycle, the stock market should resume its uptrend. The stock market’s recovery from its bottom in 2002 has been entirely the result of higher profits, with P/E multiples just about where they were at the low. This low valuation appears to us to reduce the risk that the stock market correction that was evident for part of the second quarter will resume with more power and turn into an outright bear market. Even with P/E multiples holding at current low levels, U.S. stocks should outperform bonds over the coming 12 months. We also see good prospects for international stocks over the next year.

Longer-Term Outlook

Our long-term forecast for the stock market assumes that investors’ conservative attitude toward valuations continues. If this proves out, it will be healthy for the stock market, helping it to avoid dramatic run-ups and subsequent corrections. The U.S. economy is basically sound, in the long run helped by globalization. The increased competition that open markets bring is a challenge for U.S. businesses, but one that they have been meeting by enhancements in productivity. Although the next five years may not be easy, we look for this growing productivity to help keep profits growing steadily, if not at the rates of the recent past. We don’t see the prosperity of U.S. businesses as meaning that high-quality foreign companies can’t experience solid growth as well.

Equity returns over the next five years should top inflation, largely mirroring the growth in corporate profits. Bonds should also provide positive real returns, although we don’t expect them to match what equities provide. But we note that in the second quarter of 2006, bonds did outperform stocks, and there will undoubtedly be periods over the next few years when this happens again. We continue to recommend diversified portfolios for long-term investors. The use of different asset classes (including international, mid-cap and even small-cap U.S. stocks along with bonds and large-cap U.S. stocks) is the prudent course to reduce risk in an uncertain investment environment.

AZZAD ETHICAL INCOME FUND

PERFORMANCE ILLUSTRATION

JUNE 30, 2006

AVERAGE ANNUAL RATE OF RETURN (%)

FOR YEAR ENDED June 30, 2006

	One Year	Since Inception (7/11/2000)
Azzad Ethical Income Fund	3.18%	(9.58%)
S&P 500 Index	6.62%	(2.53%)

12,000
10,000
8,000
6,000
4,000
2,000
-
Jul-00
Jan-01
Jul-01
Jan-02
Jul-02
Jan-03
Jul-03
Jan-04
Jul-04
Jan-05
Jul-05
Jan-06
Jul-06
Azzad Ethical Income Fund $5,479
S&P 500 Index $8,577

This chart assumes an initial investment of $10,000 made on 7/11/2000 (commencement of operations).  Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

AZZAD ETHICAL MID CAP FUND

PERFORMANCE ILLUSTRATION

JUNE 30, 2006

AVERAGE ANNUAL RATE OF RETURN (%)

FOR YEAR ENDED June 30, 2006

	One Year	Since Inception (12/22/2000)
Azzad Ethical MidCap Fund	11.04%	(0.75%)
S&P 500 Index	6.62%	(0.50%)

12,000
10,000
8,000
6,000
4,000
2,000
-
Jan-01
Jul-01
Jan-02
Jul-02
Jan-03
Jul-03
Jan-04
Jul-04
Jan-05
Jul-05
Jan-06
Jul-06
Azzad Ethical MidCap Fund $10,425
S&P 500 Index $9,726

This chart assumes an initial investment of $10,000 made on 12/22/2000 (commencement of operations).  Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

AZZAD ETHICAL INCOME FUND

PORTFOLIO ANALYSIS

JUNE 30, 2006

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

AZZAD ETHICAL MID CAP FUND

PORTFOLIO ANALYSIS

JUNE 30, 2006

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

AZZAD ETHICAL INCOME FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2006

Shares	Security Description	Value
Common Stocks - 94.42%

Air Courier Services - 1.81%
329	Federal Express Corp.	$ 38,447

Aircraft Engines & Engine Parts - 1.44%
483	United Technologies, Corp.	30,632

Biological Products - 6.80%
1,272	Amgen, Inc.	82,973
1,040	Gilead Sciences, Inc.	61,526
		144,499
Computer & Office Equipment - 4.59%
3,081	Hewlett-Packard Co.	97,606

Computer Storage Devices - 0.73%
303	Sandisk Corp.	15,447

Crude Petroleum & Natural Gas - 4.98%
352	Apache Corp.	24,024
490	EOG Resources, Inc.	33,977
1,080	XTO Energy, Inc.	47,812
		105,813
Drawing & Insulating of Nonferrous Wire - 1.29%
1,136	Corning, Inc.	27,480

Electronic Computers - 1.90%
707	Apple Computer, Inc. *	40,490

* Non-Income Producing Securities during the period.

   The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2006

Shares	Security Description	Value
Common Stocks - 94.42%

Electromedical & Electrotherapeutic Apparatus - 2.11%
956	Medtronic, Inc.	$ 44,856

General Industrial Machinery & Equipment - 1.02%
509	Ingersoll Rand Co.	21,775

Fats & Oils - 2.87%
1,476	Archer Daniels-Midland Co.	60,929

Mining & Quarrying of Nonmetallic Minerals - 1.56%
426	Vulcan Materials Co.	33,228

Oil & Gas Field Services, NEC - 1.27%
364	Halliburton Co.	27,012

Instruments For Measuring & Testing of Electricity & Electronic Signals - 1.34%
900	Agilent Technologies, Inc.	28,404

Petroleum Refining - 15.51%
1,679	ChevronTexaco Corp.	104,199
960	Conocophillips	62,935
1,661	Exxon Mobil Corp.	101,902
316	Sunoco, Inc.	21,896
582	Valero Energy Corp.	38,715
		329,647

* Non-Income Producing Securities during the period.

   The accompanying notes are an integral part of these financial statements.

Shares	Security Description	Value
Common Stocks - 94.42%

Pharmaceutical Preparations - 10.62%
781	Barr Laboratories, Inc.	$ 37,246
1,363	Johnson & Johnson	81,671
1,688	King Pharmaceuticals, Inc.	28,696
3,334	Pfizer, Inc.	78,249
		225,862
Public Building & Related Furniture - 1.91%
493	Johnson Controls, Inc.	40,534

Radio & Television Broadcasting & Communicatons Equipment - 3.22%
3,397	Motorola, Inc.	68,449

Retail-Drug Stores and Proprietary Stores - 2.91%
862	Express Scripts, Inc.	61,840

Retail Family Clothing Stores - 1.93%
1,125	Nordstrom, Inc.	41,063

Retail Lumber & Other Building Materials Dealers - 5.87%
632	Lowe's Companies, Inc.	38,343
2,413	Home Depot, Inc.	86,361
		124,704
Retail-Miscellaneous Shopping Goods Stores - 2.06%
1,154	Office Depot, Inc.	43,852

Retail-Radio, Tv & Consumer Electronics Stores - 1.87%
725	Best Buy Co., Inc.	39,759

* Non-Income Producing Securities during the period.

   The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2006

Shares	Security Description	Value
Common Stocks - 94.42%

Railroads, Line-Haul Operating - 2.37%
636	Burlington Northern Santa Fe Corp.	$ 50,403

Semiconductors & Related Devices - 2.68%
770	Nvidia Corp.	16,393
1,337	Texas Instruments, Inc.	40,498
		56,891
Services-Computer Processing & Data Preparation - 1.14%
899	IMS Health, Inc.	24,138

Services-Help Supply Services - 1.25%
633	Robert Half International, Inc.	26,586

Services Prepackaged Software - 2.42%
2,209	Microsoft Corp.	51,470

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) - 1.41%
554	Nucor, Corp.	30,054

Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 2.22%
850	Procter & Gamble Co.	47,260

Wholesale-Drugs, Proprietaries & Druggists' Sundries - 1.32%
670	Amerisourcebergen Corp.	28,086

TOTAL COMMON STOCKS (Cost $1,956,789)		2,007,216

OTHER ASSETS LESS LIABILITIES - 5.58%		118,695

NET ASSETS - 100.00%		$ 2,125,911

* Non-Income Producing Securities during the period.

   The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL MID CAP FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2006

Shares	Security Description	Value
Common Stocks - 95.67%
Agricultural Chemicals - 2.24%
1,677	Scotts Miracle-Gro Co.	$ 70,971

Ball & Roller Bearings - 3.45%
3,269	Timken Co.	109,544

Bituminous Coal & Lignite Surface Mining - 4.25%
2,413	Peabody Energy Corp.	134,525

Carpets & Rugs - 1.04%
466	Mohawk Industries, Inc. *	32,783

Computer Storage Devices - 2.69%
4,300	Western Digital Corp. *	85,183

Crude Petroleum & Natural Gas - 10.35%
2,743	Noble Energy, Inc.	128,537
1,469	POGO Producing Co.	67,721
1,633	Questar Corp.	131,440
		327,698
Drilling Oil & Gas Wells - 2.10%
2,352	Patterson UTI Energy, Inc.	66,585

Electrical Lighting & Wiring Equipment - 1.66%
1,021	Thomas & Betts Corp. *	52,377

Heavy Construction Other Than Building Constuction - Contractors - 3.27%
1,300	Jacobs Engineering Group, Inc. *	103,532

* Non-Income Producing Securities during the period.

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL MID CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2006

Shares	Security Description	Value
Common Stocks - 95.67%

Iron & Steel Foundries - 3.81%
2,020	Precision Castparts Corp.	$ 120,715

Men's & Boys' Furnishings, Work Clothing, & Allied Garments - 2.43%
1,398	Polo Ralph Lauren Corp.	76,750

Mining & Quarrying of Nonmetallic Minerals - 2.05%
711	Martin Marietta Materials, Inc.	64,808

Miscellaneous Chemical Products - 1.95%
1,787	Cabot Corp.	61,687

Miscellaneous Fabricated Metal Products - 2.38%
1,809	Crane Co.	75,254

Motor Vehicle Parts & Accessories - 1.81%
878	Borg Warner	57,158

Motor Homes - 2.67%
1,743	Thor Industries, Inc.	84,448

Natural Gas Transmission & Distribution - 2.66%
1,408	Western Gas Processors Ltd.	84,269

Mining & Quarrying of Nonmetallic Minerals - 4.02%
3,473	MDU Resources Group, Inc.	127,147

* Non-Income Producing Securities during the period.

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL MID CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2006

Shares	Security Description	Value
Common Stocks - 95.67%

Oil & Gas Field Machinery & Equipment - 2.59%
1,835	Grant Prideco, Inc. *	$ 82,116

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 1.19%
327	Intuitive Surgical, Inc. *	37,605

Retail-Family Clothing Stores - 4.90%
1,117	Abercrombie & Fitch Co.	61,915
1,290	American Eagle Outfitters, Inc.	43,912
1,928	Claire's Stores, Inc.	49,183
		155,010
Retail-Computer & Computer Software Stores - 2.50%
1,883	GameStop Corp. *	79,086

Retail-Drug Stores and Proprietary Stores - 2.47%
1,646	Omnicare, Inc.	78,053

Retail-Women's Clothing Stores - 1.38%
1,615	Chico's FAS, Inc. *	43,572

Search, Detection, Navigation, Guidance, Aeronautical Systems - 2.69%
2,054	Harris Corp.	85,262

Services-Educational Services - 2.19%
2,323	Career Education Corp. *	69,434

* Non-Income Producing Securities during the period.

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL MID CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2006

Shares	Security Description	Value
Common Stocks - 95.67%

Semiconductors & Related Devices - 4.35%
2,476	Intersil Corp.	$ 57,567
2,140	MEMC Electronic Materials, Inc. *	80,250
		137,817
Services-Business Services - 1.44%
1,258	Fair Isaac Corp.	45,678
Services-Computer Programming, Data Processing, Etc. - 3.58%
3,261	Gtech Holdings Corp.	113,418

Services-Help Supply Services - 2.00%
4,194	MPS Group, Inc. *	63,162

Services-Commercial Physical & Biological Research - 2.00%
1,803	Pharmaceutical Product Development, Inc.	63,322

Special Industry Machinery, NEC - 2.29%
1,548	LAM Research, Corp. *	72,323

Surgical & Medical Instruments & Apparatus - 1.91%
1,117	Teleflex, Inc.	60,340

Telephone & Telegraph Apparatus - 1.58%
2,224	Adtran, Inc.	49,884

Trucking - 1.78%
2,260	Hunt J.B. Transport Services, Inc.	56,297

TOTAL COMMON STOCKS (Cost $2,930,925)		3,027,813

OTHER ASSETS LESS LIABILITIES - 4.33%		136,897

NET ASSETS - 100.00%		$ 3,164,710

* Non-Income Producing Securities during the period.

 The accompanying notes are an integral part of these financial statements.

AZZAD FUNDS

STATEMENT OF ASSETS & LIABILITIES

JUNE 30, 2006

	Azzad	Azzad
	Ethical Income	Ethical Mid Cap
	Fund	Fund

Assets:
Investment Securities at Value	$ 2,007,216	$ 3,027,813
(Cost $1,956,789 and $2,930,925, respectively)
Cash	111,178	137,288
Dividends Receivable	940	1,383
Fund Shares Receivable	15,918	16,078
Due From Advisor	131	-
Total Assets	2,135,383	3,182,562
Liabilities:
Accrued Advisory Fees	-	2,941
Accrued Expenses	9,472	14,782
Accrued Distribution Payable	-	129
Total Liabilities	9,472	17,852

Net Assets	$ 2,125,911	$ 3,164,710

Net Assets Consist of:
Paid-In Capital	$ 2,074,524	$ 2,889,922
Accumulated Undistributed Net Investment Loss	(23,311)	(51,954)
Accumulated Realized Gain (Loss) on Investments	24,271	229,854
Unrealized Appreciation in Value of Investments	50,427	96,888
Net Assets	$ 2,125,911	$ 3,164,710

Shares of Benefical Interest, No Par Value	400,184	328,026
Net Asset Value Per Share	$ 5.31	$ 9.65

The accompanying notes are an integral part of these financial statements.

AZZAD FUNDS

STATEMENT OF OPERATIONS

JUNE 30, 2006

	Azzad	Azzad
	Ethical Income	Ethical Mid Cap
	Fund	Fund

Investment Income:
Dividends	$ 24,369	$ 18,943
Total Investment Income	24,369	18,943
Expenses:
Investment Advisory (Note 6)	20,611	31,780
Transfer Agent	12,798	12,798
Administration	10,651	10,651
Audit	6,048	6,048
Registration	5,497	5,497
Custodian	3,515	3,115
Legal	1,955	1,955
Distribution Fees	1,537	2,341
Insurance	818	818
Printing and Mailing	699	602
Miscellaneous	423	324
Total Expenses	64,552	75,929
Fees reimbursed (Note 6)	(16,872)	(5,032)
Net Expenses	47,680	70,897
Net Investment Loss	(23,311)	(51,954)

Realized and Unrealized Gain (Loss) from Investments:
Realized Gain on Investments	91,835	309,367
Unrealized Appreciation on Investments	(58,462)	(66,218)
Net Realized and Unrealized Gain on Investments	33,373	243,149

Net Increase in Net Assets resulting from Operations	$ 10,062	$ 191,195

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	ended	ended
	June 30, 2006	June 30, 2005

INCREASE IN NET ASSETS FROM OPERATIONS:
Net Investment Loss	$ (23,311)	$ (11,894)
Net Realized Gain on Investments	91,835	65,457
Unrealized Appreciation (Depreciation)	(58,462)	(5,483)
Net Increase in Net Assets resulting from Operations	10,062	48,080

DISTRIBUTIONS TO SHAREHOLDERS	(67,014)	0

CAPITAL SHARE TRANSACTIONS (Note 4):	687,592	244,408
TOTAL INCREASE	630,640	292,488

NET ASSETS:
Beginning of Year	1,495,271	1,202,783
Net Assets at End of Year	$ 2,125,911	$ 1,495,271

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL MID CAP FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year	Year
	ended	ended
	June 30, 2006	June 30, 2005
INCREASE IN NET ASSETS FROM OPERATIONS:
Net Investment Loss	$ (51,954)	$ (24,373)
Net Realized Gain on Investments	309,367	126,456
Unrealized Appreciation	(66,218)	87,365
Net Increase in Net Assets resulting from Operations	191,195	189,448

DISTRIBUTIONS TO SHAREHOLDERS	(211,619)	0

CAPITAL SHARE TRANSACTIONS (Note 4):	929,727	899,368
TOTAL INCREASE	909,303	1,088,816

NET ASSETS:
Net Assets at Beginning of Year	2,255,407	1,166,591
Net Assets at End of Year	$ 3,164,710	$ 2,255,407

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL INCOME FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period.

	Year	Year	Year	Year	Year
	ended	ended	ended	ended	ended
	6/30/2006	6/30/2005	6/30/2004	6/30/2003	6/30/2002

Net Asset Value at Beginning of Period	$ 5.31	$ 5.07	$ 4.51	$ 4.53	$ 5.21

Income From Investment Operations
Net Investment Loss *	(0.06)	(0.05)	(0.05)	(0.03)	(0.05)
Net Gains or Losses on Securities
(Realized and Unrealized)	0.23	0.29	0.61	0.01	(0.63)
Total from Investment Operations	0.17	0.24	0.56	(0.02)	(0.68)

Less Distributions	(0.17)	-	-	-	-

Net Asset Value at End of Period	$ 5.31	$ 5.31	$ 5.07	$ 4.51	$ 4.53

Total Return	3.18%	4.73%	12.42%	(0.44)%	(13.05)%

Ratios/Supplemental Data:
Net Assets at End of Period (000's omitted)	$ 2,126	$ 1,495	$ 1,203	$ 601	$ 183
Ratio of Expenses to Average Net Assets
After reimbursement/waiver of fees	2.25%	2.25%	2.22%	2.25%	2.25%
Before reimbursement/waiver of fees	3.04%	6.14%	4.29%	16.29%	29.69%
Expenses waived or Reimbursed **	(0.80)%	(3.89)%	(2.07)%	(14.04)%	(27.44)%
Ratio of Net Investment Loss to
Average Net Assets	(1.10)%	(1.02)%	(1.10)%	(1.11)%	(0.85)%

Portfolio Turnover Rate	145.55%	122.47%	156.29%	82.52%	8.81%

*   Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.

** Expenses waived or reimbursed reflect reductions to total expenses and would, similarly, increase the net investment loss ratio for the period had such reductions not occurred.

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL MID CAP FUND

FINANCIAL HIGHLIGHTS

	Year	Year	Year	Year	Period
	ended	ended	ended	ended	ended
	6/30/2006	6/30/2005	6/30/2004	6/30/2003	6/30/2002*

Net Asset Value at Beginning of Period	$ 9.30	$ 8.30	$ 7.33	$ 7.51	$ 8.78

Income From Investment Operations
Net Investment Loss **	(0.16)	(0.14)	(0.03)	(0.03)	(0.05)
Net Losses on Securities
(Realized and Unrealized)	1.18	1.14	1.00	(0.15)	(1.14)
Total from Investment Operations	1.02	1.00	0.97	(0.18)	(1.19)

Less Distributions	(0.67)	-	-	-	(0.08)

Net Asset Value at End of Period	$ 9.65	$ 9.30	$ 8.30	$ 7.33	$ 7.51

Total Return	11.04%	12.05%	13.23%	(2.40)%	(13.64)%

Ratios/Supplemental Data:
Net Assets at End of Period (000's omitted)	$ 3,165	$ 2,255	$ 1,167	$ 289	$ 99
Ratio of Expenses to Average Net Assets
After reimbursement/waiver of fees	2.25%	2.25%	2.20%	2.25%	2.25%
Before reimbursement/waiver of fees	2.41%	5.22%	6.69%	36.78%	104.00%
Expenses waived or Reimbursed ***	(0.16)%	(2.98)%	(4.49)%	(34.53)%	(101.75)%
Ratio of Net Investment Loss to
Average Net Assets	(1.65)%	(1.65)%	(0.79)%	(0.70)%	(0.88)%

Portfolio Turnover Rate	147.73%	144.86%	185.48%	33.94%	6.93%

*     For the period September 01, 2001 to June 30, 2002.

**   Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.

*** Expenses waived or reimbursed reflect reductions to total expenses and would, similarly, increase the net investment loss ratio for the period had such reductions not occurred.

The accompanying notes are an integral part of these financial statements.

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2006

1.  ORGANIZATION

The Azzad Funds, (the "Trust") is an open-end management investment company under the Investment Company Act of 1940 (the "Act"), as amended. The Trust was organized as a Massachusetts business trust on December 23, 1996. There are two series within the Trust that are presently operating. The Azzad Ethical Income Fund (the "Income Fund"), commenced operations on July 11, 2000 and is registered as a diversified fund. The Azzad Ethical Mid Cap Fund (the “Mid Cap Fund”), commenced operations on December 22, 2000 and is registered as a non-diversified fund. The two series included in these financial statements are collectively referred to as the "Funds" and individually as a "Fund".  Azzad Asset Management, Inc. (the “Advisor”) is the advisor to the Funds. Wright Investor Services is the Sub-adviser to the Funds.

The Azzad Ethical Mid Cap Fund’s primary investment objective is to provide shareholders with long-term capital appreciation.

The Azzad Ethical Income Fund’s primary investment objective is to provide shareholders with current income and, as a secondary objective, the Fund seeks long-term capital appreciation.

Each Fund should be considered a long-term investment and is not appropriate for short-term goals. Each Fund may also be used in all types of retirement and college savings plans including Separately Managed (Wrap) Programs sponsored by Azzad Asset Management, Inc.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Security Valuations: Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.   Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2006

reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees. The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Security Transactions and Related Investment Income: Investment transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Under Shari'ah principles, interest income, if any, must be segregated and donated to qualified charities.

Federal Income Taxes: The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income to their shareholders. Accordingly, no federal income tax provision is required.

Dividend and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on ex-dividend date. The Funds will distribute their net investment income, if any, semi-annually, and net realized capital gains, if any, annually. The Fund’s distribute tax basis earnings in accordance with the distribution requirements of the Internal Revenue Code, which may result in dividends or distributions in excess of financial statement (book) earnings. Income dividends and capital gain distributions are determined in accordance with tax regulations, which may differ from accounting principles generally accepted in the United States of America. Capital loss carry forwards may be utilized to offset current or future capital gains, if any.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

3.  INVESTMENT TRANSACTIONS

The following table presents the cost of purchases and proceeds from sales of investments, excluding short-term investments, for the year ended June 30, 2006. All purchases and sales were common stock.

	INCOME FUND	MID CAP FUND
Purchases	$3,579,961	$5,224,624
Sales	$2,921,447	$4,509,603

4.  CAPITAL SHARE TRANSACTIONS

The Board of Trustees of the Trust is authorized to issue an unlimited number of shares. There is no par-value on the capital stock.

The following is a summary of capital share activity for the year indicated:

	YEAR ENDED JUNE 30, 2006		YEAR ENDED JUNE 30, 2005
	SHARES	AMOUNT	SHARES	AMOUNT
INCOME FUND
Shares sold	269,027	$1,487,186	142,803	$ 748,084
Shares reinvested	12,251	67,014	-	-
Shares redeemed	(162,588)	(866,608)	(98,759)	(503,676)
Net Increase	118,690	$687,592	44,044	$ 244,408

As of June 30, 2006 paid-in-capital totaled $2,074,524.

	YEAR ENDED JUNE 30, 2006		YEAR ENDED JUNE 30, 2005
	SHARES	AMOUNT	SHARES	AMOUNT
MID CAP FUND
Shares sold	241,285	$ 2,365,208	158,686	$1,376,914
Shares reinvested	22,192	211,488	-	-
Shares redeemed	(177,901)	(1,646,969)	(56,732)	(477,546)
Net Increase	85,626	$929,727	101,954	$ 899,368

As of June 30, 2006 paid-in-capital totaled $2,889,922.

5.  TAX MATTERS

For federal income tax purposes, the cost of investments at June 30, 2006 was $1,984,928 and $2,987,584 for the Income Fund and the Mid Cap Fund.  The difference between book and tax cost for each Fund represents wash sale transactions.

	Appreciation	Depreciation	Net Appreciation (Depreciation)
Income Fund	$181,930	($103,364)	$78,556
Mid Cap Fund	$334,008	($180,461)	$153,547

	Income Fund	Mid Cap Fund
Undistributed ordinary income	$ (23,311)	$ (51,954)
Unrealized appreciation	50,427	96,888
Undistributed capital gains	24,271	229,854

Distributions paid for the year ended June 30, 2006:

	Ethical Income Fund	Ethical Mid Cap Fund
Ordinary income	$67,014	$152,307
Long-term capital gain	-	59,181
	$67,014	$211,488

6.  TRANSACTIONS WITH THE ADVISOR AND AFFILIATES

Azzad Asset Management, Inc. (the "Advisor") under an advisory agreement with the Trust, furnishes management and investment advisory services and, subject to the supervision of the Trust's Board of Trustees, directs the investments of the Trust in accordance with the individual Fund's investment objectives, policies and limitations. For this service the Advisor receives a monthly management fee at the annual rate of 1.00% and 1.00% for the Income

Fund and Mid Cap Fund respectively, of the average daily net assets, respectively.

For the year ended June 30, 2006, the Advisor received $20,611 and $31,780 from the Income Fund and Mid Cap Fund, respectively.  At June 30, 2006 the Advisor owed the Income Fund $131 and the Mid Cap Fund owed the Advisor $2,941.

The Advisor has agreed to waive all or a portion of it's management fees and/or reimburse the Funds for operating expenses to the extent necessary to limit the Funds operating expenses to 2.25% of the average daily net assets. For the year ended June 30, 2006, the Advisor waived fees of $16,872 for the Income Fund and $5,032 for the Mid Cap Fund.

The Advisor has entered a sub-advisory agreement with Wright Investors’ Service, Inc. (“Wright”).  Wright is an independent professional investment management and advisory organization that provides investment services to individuals, banks, insurance companies and other institutional investors worldwide.  Under the sub-advisory agreement, Wright provides portfolio management services to the Funds.  Wright receives a fee from the Advisor, for each Fund, at an annual rate of 0.30% of the Income Fund’s average daily net assets, with a minimum monthly payment of $1,250 and an annual rate of 0.15% of the Mid Cap Fund’s average daily net assets, with a minimum monthly payment of $417.    For the year ended June 30, 2006 the Advisor paid Wright $15,000 and $5,240 for the Income Fund and Mid Cap Fund, respectively.

7.  DISTRIBUTION PLAN

Each Fund maintains a distribution expense plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act (the "Rule") that allows such Fund to pay distribution and other fees for the sale and distribution of its shares. The Rule provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Plan provides that such Fund will compensate the Distributor by paying the Distributor a monthly fee equal to 0.25% of its average daily net assets, on an annual basis, to enable it to provide marketing and promotional support to the Fund, shareholder servicing and maintaining shareholder accounts and to make payments to broker-dealers and other financial institutions with which it has written agreements, and whose clients are Fund shareholders, for providing distribution assistance. Fees paid under the Plan may not be waived for individual shareholders.

Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the shareholder servicing agents and broker-dealers. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in the

Funds directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Funds directly. Accordingly, the net return to investors who invest through shareholder servicing agents and broker-dealers may be less than by investing in the Funds directly. An investor should read the Prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.

Because these expenses are paid out of the Funds’ assets on an on-going basis, over time, these expenses may increase the cost of your investment and may cost you more than paying other types of sales charges.

For the year ended June 30, 2006, the distributor received $1,537 and $2,341 from the Income Fund and Mid Cap Fund, respectively.  At June 30, 2006 the Income Fund owed the distributor $1,537 and the Mid Cap Fund owed the distributor $2,341.

AZZAD FUNDS

AUDITORS OPINION

JUNE 30, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees

The Azzad Funds

We have audited the accompanying statements of assets and liabilities of the Azzad Ethical Income Fund and the Azzad Ethical Mid Cap Fund, (the Funds), each a series of The Azzad Funds, including the schedules of investments, as of June 30, 2006 and the related statements of operations for the year then ended, changes in net assets and financial highlights for each of the two years then ended. These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for each of the three periods in the year ended June 30, 2004 were audited by other auditors whose report dated August 20, 2004 expressed unqualified opinion on the financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities and cash owned as of June 30, 2006, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of June 30, 2006, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the period indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania	Sanville & Company
August 28, 2006

AZZAD FUNDS

EXPENSE ILLUSTRATION

JUNE 30, 2006 (UNAUDITED)

Expense Example

As a shareholder of the Azzad Funds, you incur the following ongoing costs: management fees, administrative fees, custodian fees, transfer agent fees and other fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2006 through June 30, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

AZZAD FUNDS

EXPENSE ILLUSTRATION (CONTINUED)

JUNE 30, 2006 (UNAUDITED)

Azzad Ethical Income Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	1/1/2006	6/30/2006	1/1/2006 to 6/30/2006

Actual	$1,000.00	$974.31	$11.01
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,013.64	$11.23

* Expenses are equal to the Fund's annualized expense ratio of 2.25%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Azzad Ethical Mid Cap Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	1/1/2006	6/30/2006	1/1/2006 to 6/30/2006

Actual	$1,000.00	$1,017.93	$11.26
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,013.64	$11.23

* Expenses are equal to the Fund's annualized expense ratio of 2.25%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

AZZAD FUNDS

ADDITIONAL INFORMATION

JUNE 30, 2006 (UNAUDITED)

TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Age	Position & Length of Time Served with the Trust	Term of Office	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Current Directorships
Syed Shamshad Husain 1046 Longford Road Bartlett, IL 60103 Year of Birth: 1936	Trustee Since 2000	Indefinite	2	Managing Director of IQRA International Education Foundation (publisher of Islamic religious books) (1995 to present)
Syed K. Raheemullah 25 W. 181 Salem Naperville, IL 60540 Year of Birth: 1948	Trustee Since 2000	Indefinite	2	Member of the technical staff of Lucent Technologies (manufacturer of telephone equipment) (1986 to present)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, and Age	Position and Length of Time Served with the Trust	Term of Office	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Current Directorships
Bashar Qasem [1] 3141 Fairview Park Drive Suite 460 Falls Church, VA 22402 Year of Birth: 1964	Chairman, Treasurer and Trustee Since 2001	Indefinite	2

President of Azzad Asset Management, Inc. (since its inception in 2000); Operating Manager of Azzad Asset Management Inc. (investment adviser) (1997 to 1999); Chief Executive Officer of Ideal Network Systems (computers)(1992 to 1997)

1 Bashar Qasem is considered "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Adviser.

The Adviser paid no trustee fees for the fiscal year ended June 30, 2006.

PROXY VOTING POLICY

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the twelve month period ended June 30, 2006, are available without charge upon request by calling the Funds at 1-888-350-3369 or visiting our website at www.mutualss.com and on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC's web site at http://www.sec.gov. The Funds’ Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of directors has determined that  Shamshad Hussain is an audit committee financial expert.  Shamshad Hussain is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2006

$ 15,500

FY 2005

$ 11,300

Nature of the fees: Audit of Financial Statements and Auditor Consent

(b)

Audit-Related Fees

Registrant

FY2006

$ 0

FY2005

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2006

$ 1,500

FY 2005

$ 1,400

Nature of the fees:

Preparation of Tax services and Filing

(d)

All Other Fees

Registrant

FY2006

$ 0

FY2005

$ 0

Nature of the fees:

N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

The board of directors must approve an independent auditor who shall perform any audit or non-audit services for the Azzad Funds prior to such engagement. The board must also approve external auditors who shall perform non audit services that directly relate to the operations or financial reporting of the Azzad Funds for an entity controlled by Azzad Asset Management, Inc., (advisor to the Azzad Funds).

The board of directors must approve any non-audit services that qualify under the deminimis exception described under the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, prior to the completion of an audit.

However, the board is not required to grant pre-approval to engagements established prior to the implementation of this pre-approval policy.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:

0%

Tax Fees:

0%

All Other Fees:

0%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2006

$ 0

FY 2005

$ 0

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of June 31, 2005, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Azzad Funds

By /s/Bashar Qasem

     Bashar Qasem

     President and Treasurer

Date September 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Bashar Qasem

     Bashar Qasem

     President and Treasurer

Date September 7, 2006